Exhibit 99.1

CoBiz Financial Announces Fourth Quarter 2016 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.6 billion in assets, reported financial results for the fourth quarter of 2016.

Financial Highlights – Fourth quarter 2016

•Net income available to common shareholders of $34.9 million in 2016, compared to $25.7 million in 2015.

•Net income available to common shareholders of $8.7 million for the fourth quarter of 2016, compared to $4.4 million in the fourth quarter of 2015.

•Diluted earnings per share of $0.21 for the fourth quarter of 2016, compared to $0.11 in the fourth quarter of 2015.

•Loans increased $234.9 million, or 8.7%, from December 31, 2015 and $107.0 million from September 30, 2016.

•Deposits increased $288.1 million, or 10.5%, from December 31, 2015 and $92.6 million from September 30, 2016.

•Nonperforming assets (NPAs) to total assets of 0.23%  at December 31, 2016,  compared to 0.64% at December 31, 2015 and 0.29% at September 30, 2016.

Financial Summary

	Quarter ended (unaudited)			4Q16 change vs.
(in thousands, except per share amounts)	4Q16	3Q16	4Q15	3Q16		4Q15
Net interest income before provision	$29,888	$29,401	$28,236	$487	1.7%	$1,652	5.9%
Provision for loan losses	349	(1,168)	5,390	1,517	129.9%	(5,041)	(93.5)%
Net interest income after provision	29,539	30,569	22,846	(1,030)	(3.4)%	6,693	29.3%
Total noninterest income	9,374	9,286	7,985	88	0.9%	1,389	17.4%
Total noninterest expense	27,088	26,043	25,717	1,045	4.0%	1,371	5.3%
Net income before income taxes	11,825	13,812	5,114	(1,987)	(14.4)%	6,711	131.2%
Provision for income taxes	3,092	3,543	714	(451)	(12.7)%	2,378	333.1%
Net income	$8,733	$10,269	$4,400	$(1,536)	(15.0)%	$4,333	98.5%

Diluted earnings per common share	$0.21	$0.25	$0.11	$(0.04)	(16.0)%	$0.10	90.9%

KEY RATIOS
Net interest margin	3.75%	3.74%	3.73%
Efficiency ratio - taxable equivalent *	65.57%	64.50%	68.51%
Return on average assets	0.98%	1.18%	0.53%
Return on average shareholders' equity	11.56%	14.04%	6.37%
Noninterest income as a percentage of taxable equivalent operating revenue *	22.66%	22.91%	21.07%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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Loans

	Quarter ended (unaudited)			4Q16 change vs.
(in thousands)	4Q16	3Q16	4Q15	3Q16		4Q15
LOANS
Commercial	$1,217,732	$1,196,088	$1,175,379	$21,644	1.8%	$42,353	3.6%
Owner-occupied real estate	475,287	473,809	436,643	1,478	0.3%	38,644	8.9%
Investor real estate	695,836	625,174	579,625	70,662	11.3%	116,211	20.0%
Construction & land	174,451	170,594	201,281	3,857	2.3%	(26,830)	(13.3)%
Consumer	267,013	263,871	253,317	3,142	1.2%	13,696	5.4%
Other	103,786	97,569	52,960	6,217	6.4%	50,826	96.0%
Total loans	$2,934,105	$2,827,105	$2,699,205	$107,000	3.8%	$234,900	8.7%

•Loans at December 31, 2016 increased $234.9 million, or 8.7%, from December 31, 2015 and $107.0 million from September 30, 2016.

•Loans in the Arizona and Colorado markets increased $211.1 million and $23.8 million, respectively, from December 31, 2015.  Compared to the quarter ended September 30, 2016 (linked-quarter), loans in the Arizona and Colorado markets increased $106.5 million and  $0.5 million, respectively.

	Quarter ended (unaudited)
(in thousands)	4Q16	3Q16	2Q16	1Q16	4Q15
Loans - beginning balance	$2,827,105	$2,813,703	$2,716,888	$2,699,205	$2,621,053
New credit extended	273,195	154,319	201,018	136,126	187,750
Credit advanced	105,122	108,074	135,294	111,032	129,789
Paydowns & maturities	(270,167)	(248,760)	(239,447)	(223,102)	(239,212)
Gross loan charge-offs	(1,150)	(231)	(50)	(6,373)	(175)
Loans - ending balance	$2,934,105	$2,827,105	$2,813,703	$2,716,888	$2,699,205

Net change - loans outstanding	$107,000	$13,402	$96,815	$17,683	$78,152

•New credit extensions and advances were $378.3 million in the fourth quarter of 2016, compared to $317.5 million in the fourth quarter of 2015 and $262.4 million in the linked-quarter.    Paydowns and maturities were slightly higher in the fourth quarter of 2016 compared to the same periods.

•Commercial line utilization was 31.0% at December 31, 2016, compared to 34.5% and 34.0%,  respectively, at December 31, 2015 and September 30, 2016.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			4Q16 change vs.
(in thousands)	4Q16	3Q16	4Q15	3Q16		4Q15
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$861,856	$854,928	$804,777	$6,928	0.8%	$57,079	7.1%
Interest-bearing demand	714,062	681,256	585,524	32,806	4.8%	128,538	22.0%
Savings	19,561	20,403	18,078	(842)	(4.1)%	1,483	8.2%
Certificates of deposits under $100	19,899	20,151	21,515	(252)	(1.3)%	(1,616)	(7.5)%
Certificates of deposits $100 and over	87,692	87,593	94,260	99	0.1%	(6,568)	(7.0)%
Reciprocal CDARS	44,250	46,316	37,223	(2,066)	(4.5)%	7,027	18.9%
Total interest-bearing deposits	1,747,320	1,710,647	1,561,377	36,673	2.1%	185,943	11.9%
Noninterest-bearing demand deposits	1,282,463	1,226,546	1,180,335	55,917	4.6%	102,128	8.7%
Total deposits	3,029,783	2,937,193	2,741,712	92,590	3.2%	288,071	10.5%
Customer repurchase agreements	27,639	52,114	47,459	(24,475)	(47.0)%	(19,820)	(41.8)%
Total deposits and customer repurchase agreements	$3,057,422	$2,989,307	$2,789,171	$68,115	2.3%	$268,251	9.6%

•Total deposits at December 31, 2016 increased $288.1 million, or 10.5%, from December 31, 2015 and $92.6 million from September 30, 2016.

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•Noninterest-bearing demand accounts increased  $102.1 million from December 31, 2015 and $55.9 million from September 30, 2016 and were 42.3% of total deposits at December 31, 2016.

Credit Quality

	Quarter ended (unaudited)
(in thousands)	4Q16	3Q16	4Q15
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,529	$34,344	$34,899
Provision for loan losses	349	(1,168)	5,390
Net (charge-off) recovery	(585)	353	397
Ending allowance for loan losses	$33,293	$33,529	$40,686

CREDIT QUALITY
Nonaccrual loans	$2,638	$5,046	$15,717
Loans 90 days or more past due and accruing interest	657	-	505
Total nonperforming loans	3,295	5,046	16,222
OREO and repossessed assets	5,079	5,079	5,079
Total nonperforming assets	$8,374	$10,125	$21,301

Performing renegotiated loans	$23,612	$25,291	$28,196
Classified loans	$57,905	$58,376	$51,078

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.23%	0.29%	0.64%
Nonperforming loans to total loans	0.11%	0.18%	0.60%
Nonperforming loans and OREO to total loans and OREO	0.28%	0.36%	0.79%
Allowance for loan and credit losses to total loans	1.13%	1.19%	1.51%
Allowance for loan and credit losses to nonperforming loans	1,010.41%	664.47%	250.81%

•NPAs decreased $1.8 million from September 30, 2016 and $12.9 million from December 31, 2015,  to $8.4 million at December 31, 2016.

•The Company had net charge-offs of $0.6 million in the fourth quarter of 2016.

•A provision for loan losses of $0.3 million was recorded in the fourth quarter of 2016 as a result of net charge-offs and growth in the loan portfolio.

•The resulting allowance for loan and credit losses (Allowance) was 1.13% of total loans at December 31, 2016.

Shareholders’ Equity

	Quarter ended (unaudited)
(in thousands, except per share amounts)	4Q16	3Q16	4Q15
EQUITY MEASURES
Common shareholders' equity	$302,310	$295,837	$273,536

Common shares outstanding at period end	41,555	41,465	41,122

Book value per common share	$7.27	$7.13	$6.65
Tangible book value per common share *	$7.24	$7.10	$6.60

Tangible common equity to tangible assets *	8.29%	8.53%	8.11%
Tier 1 capital ratio	**	11.52%	10.47%
Total risk-based capital ratio	**	14.47%	13.73%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

•On January 19, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per common share. The dividend will be paid on February 6, 2017 to shareholders of record on January 30, 2017.

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Net Interest Income and Margin

•Net interest income on a tax-equivalent basis (NII) was $32.0 million for the fourth quarter of 2016,  an increase of $2.1 million, or 6.9%, from the quarter ended December 31, 2015. From the quarter ended September 30, 2016, NII increased $0.7 million, or 2.4%.

•The Net Interest Margin (NIM) was 3.75%  for the fourth quarter of 2016,  compared to 3.73% in the prior-year quarter and 3.74% in the third quarter of 2016.

•Supporting the growth in NII was an increase in the earning asset base and deposit growth.

o	Quarterly average loans increased $219.6 million, or 8.3%, from the prior-year quarter, and $49.0 million from the linked-quarter.
o	Quarterly average deposits increased $282.6 million, or 10.3%, from the prior-year quarter, and $112.1 million from the linked-quarter.
o	Average noninterest-bearing demand accounts increased $147.7 million, or 12.6%, from the prior-year quarter and $53.8 million from the linked-quarter.

Noninterest Income

	Quarter ended (unaudited)			4Q16 change vs.
(in thousands)	4Q16	3Q16	4Q15	3Q16		4Q15
Noninterest income:
Deposit service charges	$1,551	$1,553	$1,424	$(2)	(0.1)%	$127	8.9%
Investment advisory income	1,418	1,416	1,388	2	0.1%	30	2.2%
Insurance income	3,286	3,120	2,937	166	5.3%	349	11.9%
Other investments	215	1,348	453	(1,133)	(84.1)%	(238)	(52.5)%
Derivative valuation	737	-	154	737	100.0%	583	378.6%
Other income	2,167	1,849	1,629	318	17.2%	538	33.0%
Total noninterest income	$9,374	$9,286	$7,985	$88	0.9%	$1,389	17.4%

•Noninterest income increased $1.4 million, or 17.4%, from the prior-year quarter and $0.1 million, or 0.9%, from the linked-quarter.    On a linked-quarter basis, a decrease of $1.1 million in other investments was offset by higher income in other areas, most notably the mark-to-market adjustment on the Company’s derivative portfolio.  The increase in other income is primarily from fees recognized on the sale of interest rate swaps.

•Noninterest income as a percentage of taxable equivalent operating revenue was 22.7% for the fourth quarter of 2016, compared to 21.1% in the prior-year quarter and 22.9% in the linked-quarter.

Operating Expenses

	Quarter ended (unaudited)			4Q16 change vs.
(in thousands)	4Q16	3Q16	4Q15	3Q16		4Q15
Noninterest expense:
Salaries and employee benefits	$18,378	$17,480	$17,808	$898	5.1%	$570	3.2%
Occupancy expenses, premises and equipment	3,934	4,025	3,301	(91)	(2.3)%	633	19.2%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,659	4,486	4,704	173	3.9%	(45)	(1.0)%
Net gain on OREO, repossessed assets and other	(33)	(98)	(246)	65	66.3%	213	86.6%
Total noninterest expense	$27,088	$26,043	$25,717	$1,045	4.0%	$1,371	5.3%

•Noninterest expense increased $1.4 million, or 5.3%, from the prior-year quarter and $1.0 million from the linked-quarter.  The increase in noninterest expense compared to the prior-year quarter was due to increases in salaries, employee benefits and occupancy expenses.  The increase in salaries and employee benefits was due to higher incentive compensation based on improved operating results.  The increase in occupancy expense was due to the lease of the Company’s new headquarters location.

•The efficiency ratio was 65.6% for the fourth quarter of 2016, compared to 68.5% and 64.5%, respectively, for the prior-year and linked-quarters.

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Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, January 27, 2017 at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/19138 or by telephone at 877.493.9121 (conference ID # 86290694).

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.6 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

December 31, 2016

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands, except per share amounts)	2016	2015	2016	2015
INCOME STATEMENT DATA
Interest income	$32,779	$31,081	$127,782	$121,266
Interest expense	2,891	2,845	11,731	9,590
NET INTEREST INCOME BEFORE PROVISION	29,888	28,236	116,051	111,676
Provision for loan losses	349	5,390	(2,101)	6,420
NET INTEREST INCOME AFTER PROVISION	29,539	22,846	118,152	105,256
Noninterest income	9,374	7,985	34,160	30,667
Noninterest expense	27,088	25,717	105,231	100,177
INCOME BEFORE INCOME TAXES	11,825	5,114	47,081	35,746
Provision for income taxes	3,092	714	12,182	9,606
NET INCOME FROM CONTINUING OPERATIONS	8,733	4,400	34,899	26,140
Loss from discontinued operations, net of tax	-	-	-	(71)
NET INCOME	$8,733	$4,400	$34,899	$26,069

Preferred stock dividends	-	-	-	(320)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$8,733	$4,400	$34,899	$25,749

EARNINGS PER COMMON SHARE
BASIC	$0.21	$0.11	$0.84	$0.63
DILUTED	$0.21	$0.11	$0.84	$0.62

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,555	41,122
Book value per common share			$7.27	$6.65
Tangible book value per common share *			$7.24	$6.60
Tangible common equity to tangible assets *			8.29%	8.11%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,630,313	$3,351,767
Investments			510,387	512,812
Loans			2,934,105	2,699,205
Intangible assets			1,326	1,926
Deposits			3,029,783	2,741,712
Subordinated debentures			131,277	131,197
Common shareholders' equity			302,310	273,536
Interest-earning assets			3,471,208	3,230,664
Interest-bearing liabilities			2,012,466	1,872,033

BALANCE SHEET AVERAGES
Average assets			$3,435,703	$3,149,310
Average investments			483,328	499,219
Average loans			2,793,516	2,517,766
Average deposits			2,860,754	2,614,410
Average subordinated debentures			131,236	102,884
Average shareholders' equity			287,327	297,180
Average interest-earning assets			3,309,281	3,041,127
Average interest-bearing liabilities			1,882,979	1,759,619

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CoBiz Financial Inc.

December 31, 2016

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2016	2015	2016	2015
PROFITABILITY MEASURES
Net interest margin	3.75%	3.73%	3.73%	3.86%
Efficiency ratio - taxable equivalent *	65.57%	68.51%	66.79%	67.91%
Return on average assets	0.98%	0.53%	1.02%	0.83%
Return on average shareholders' equity	11.56%	6.37%	12.15%	8.77%
Noninterest income as a percentage of taxable equivalent operating revenue *	22.66%	21.07%	21.66%	20.71%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$2,638	$15,717
Loans 90 days or more past due and accruing interest			657	505
Total nonperforming loans			3,295	16,222
OREO & repossessed assets			5,079	5,079
Total nonperforming assets			$8,374	$21,301

Performing renegotiated loans			$23,612	$28,196
Classified loans			$57,905	$51,078

Charge-offs			$(7,804)	$(1,296)
Recoveries			2,512	2,797
Net (charge-offs) recoveries			$(5,292)	$1,501

Nonperforming assets to total assets			0.23%	0.64%
Nonperforming loans to total loans			0.11%	0.60%
Nonperforming loans and OREO to total loans and OREO			0.28%	0.79%
Allowance for loan and credit losses to total loans			1.13%	1.51%
Allowance for loan and credit losses to nonperforming loans			1,010.41%	250.81%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$1,966	$236	$2,202	$1,217,732	0.18%
Real estate - mortgage	-	269	269	1,171,123	0.02%
Construction & land	657	-	657	174,451	0.38%
Consumer	167	-	167	267,013	0.06%
Other loans	-	-	-	103,786	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$7,693	$681	$8,374	$2,939,184	0.28%

Total loans	$1,869,086	$1,065,019	$2,934,105
Total loans and OREO	1,873,989	1,065,195	2,939,184
Nonperforming loans to loans	0.15%	0.05%	0.11%
Nonperforming loans and OREO to total loans and OREO	0.41%	0.06%	0.28%

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CoBiz Financial Inc.

December 31, 2016

(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands, except per share amounts)	2016	2016	2016	2016	2015
Interest income	$32,779	$32,308	$31,500	$31,195	$31,081
Interest expense	2,891	2,907	2,967	2,966	2,845
Net interest income before provision	29,888	29,401	28,533	28,229	28,236
Provision for loan losses	349	(1,168)	(1,652)	370	5,390
Net interest income after provision	29,539	30,569	30,185	27,859	22,846
Noninterest income:
Deposit service charges	$1,551	$1,553	$1,470	$1,485	$1,424
Investment advisory income	1,418	1,416	1,430	1,450	1,388
Insurance income	3,286	3,120	3,112	3,050	2,937
Other investments	215	1,348	420	494	453
Derivative valuation	737	-	(163)	(293)	154
Other income	2,167	1,849	1,543	1,502	1,629
Total noninterest income	9,374	9,286	7,812	7,688	7,985
Noninterest expense:
Salaries and employee benefits	$18,378	$17,480	$17,984	$17,629	$17,808
Occupancy expenses, premises and equipment	3,934	4,025	3,517	3,490	3,301
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,659	4,486	4,610	4,560	4,704
Net (gain) loss on securities, other assets and OREO	(33)	(98)	7	3	(246)
Total noninterest expense	27,088	26,043	26,268	25,832	25,717
Net income before income taxes	11,825	13,812	11,729	9,715	5,114
Provision for income taxes	3,092	3,543	3,197	2,350	714
Net income	$8,733	$10,269	$8,532	$7,365	$4,400

Earnings per common share
Basic	$0.21	$0.25	$0.21	$0.18	$0.11
Diluted	$0.21	$0.25	$0.21	$0.18	$0.11

PROFITABILITY MEASURES
Net interest margin	3.75%	3.74%	3.72%	3.73%	3.73%
Efficiency ratio - taxable equivalent *	65.57%	64.50%	68.71%	68.63%	68.51%
Return on average assets	0.98%	1.18%	1.01%	0.88%	0.53%
Return on average shareholders' equity	11.56%	14.04%	12.19%	10.74%	6.37%
Noninterest income as a percentage of taxable equivalent operating revenue *	22.66%	22.91%	20.44%	20.43%	21.07%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,555	41,465	41,433	41,355	41,122
Diluted weighted average common shares outstanding (in thousands)	41,371	41,192	41,105	40,829	40,874
Book value per common share	$7.27	$7.13	$6.90	$6.72	$6.65
Tangible book value per common share *	$7.24	$7.10	$6.86	$6.67	$6.60

Tangible common equity to tangible assets *	8.29%	8.53%	8.23%	8.23%	8.11%
Tier 1 capital ratio	** %	11.52%	10.75%	10.52%	10.47%
Total risk based capital ratio	** %	14.47%	13.77%	13.66%	13.73%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

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CoBiz Financial Inc.

December 31, 2016

(unaudited)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2016	2016	2016	2016	2015
PERIOD END BALANCES
Total assets	$3,630,313	$3,452,498	$3,457,516	$3,357,000	$3,351,767
Investments	510,387	455,082	477,617	495,012	512,812
Loans	2,934,105	2,827,105	2,813,703	2,716,888	2,699,205
Intangible assets	1,326	1,476	1,626	1,776	1,926
Deposits	3,029,783	2,937,193	2,806,344	2,774,364	2,741,712
Subordinated debentures	131,277	131,256	131,236	131,216	131,197
Common shareholders' equity	302,310	295,837	286,052	277,811	273,536
Interest-earning assets	3,471,208	3,309,804	3,325,368	3,229,226	3,230,664
Interest-bearing liabilities	2,012,466	1,896,216	1,956,402	1,879,671	1,872,033
LOANS
Commercial	$1,217,732	$1,196,088	$1,218,723	$1,181,185	$1,175,379
Real estate - mortgage	1,171,123	1,098,983	1,053,867	1,009,682	1,016,268
Construction & land	174,451	170,594	184,620	208,701	201,281
Consumer	267,013	263,871	258,773	258,345	253,317
Other	103,786	97,569	97,720	58,975	52,960
Gross loans	2,934,105	2,827,105	2,813,703	2,716,888	2,699,205
Less allowance for loan losses	(33,293)	(33,529)	(34,344)	(35,285)	(40,686)
Total net loans	$2,900,812	$2,793,576	$2,779,359	$2,681,603	$2,658,519
Gross loans - Colorado	$1,869,086	$1,868,582	$1,867,772	$1,822,739	$1,845,292
Gross loans - Arizona	$1,065,019	$958,523	$945,931	$894,149	$853,913
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$861,856	$854,928	$853,815	$834,152	$804,777
Interest-bearing demand	714,062	681,256	591,355	600,415	585,524
Savings	19,561	20,403	19,097	18,165	18,078
Certificates of deposits under $100	19,899	20,151	19,836	21,078	21,515
Certificates of deposits $100 and over	87,692	87,593	89,008	92,161	94,260
Reciprocal CDARS	44,250	46,316	49,210	36,816	37,223
Total interest-bearing deposits	1,747,320	1,710,647	1,622,321	1,602,787	1,561,377
Noninterest-bearing demand deposits	1,282,463	1,226,546	1,184,023	1,171,577	1,180,335
Total deposits	3,029,783	2,937,193	2,806,344	2,774,364	2,741,712
Customer repurchase agreements	27,639	52,114	37,908	39,141	47,459
Total deposits and customer repurchase agreements	$3,057,422	$2,989,307	$2,844,252	$2,813,505	$2,789,171
BALANCE SHEET AVERAGES
Average assets	$3,538,428	$3,456,974	$3,394,960	$3,351,087	$3,298,242
Average investments	475,750	462,766	487,309	507,797	512,638
Average loans	2,871,288	2,822,334	2,777,790	2,701,483	2,651,689
Average deposits	3,021,429	2,909,307	2,801,499	2,708,483	2,738,796
Average subordinated debentures	131,266	131,245	131,225	131,206	131,187
Average shareholders' equity	300,665	290,973	281,617	275,863	274,196
Average interest-earning assets	3,397,679	3,322,596	3,286,863	3,228,872	3,183,463
Average interest-bearing liabilities	1,887,410	1,869,875	1,883,198	1,891,527	1,835,549
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,529	$34,344	$35,285	$40,686	$34,899
Provision for loan losses	349	(1,168)	(1,652)	370	5,390
Net (charge-off) recovery	(585)	353	711	(5,771)	397
Ending allowance for loan losses	$33,293	$33,529	$34,344	$35,285	$40,686
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$2,638	$5,046	$5,994	$8,244	$15,717
Loans 90 days or more past due and accruing interest	657	-	-	-	505
Total nonperforming loans	3,295	5,046	5,994	8,244	16,222
OREO and repossessed assets	5,079	5,079	5,079	5,079	5,079
Total nonperforming assets	$8,374	$10,125	$11,073	$13,323	$21,301
Performing renegotiated loans	$23,612	$25,291	$27,240	$26,523	$28,196
Classified loans	$57,905	$58,376	$58,163	$60,700	$51,078
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.23%	0.29%	0.32%	0.40%	0.64%
Nonperforming loans to total loans	0.11%	0.18%	0.21%	0.30%	0.60%
Nonperforming loans and OREO to total loans and OREO	0.28%	0.36%	0.39%	0.49%	0.79%
Allowance for loan and credit losses to total loans	1.13%	1.19%	1.22%	1.30%	1.51%
Allowance for loan and credit losses to nonperforming loans	1010.41%	664.47%	572.97%	428.01%	250.81%

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CoBiz Financial Inc.

December  31, 2016

(unaudited)

	For the three months ended,
	December 31, 2016			September 30, 2016			December 31, 2015
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$50,641	$64	0.49%	$37,496	$50	0.52%	$19,136	$14	0.29%
Investment securities	475,750	3,234	2.72%	462,766	3,224	2.79%	512,638	3,518	2.75%
Loans	2,871,288	31,578	4.30%	2,822,334	30,877	4.28%	2,651,689	29,221	4.31%
Total interest-earning assets	$3,397,679	$34,876	4.02%	$3,322,596	$34,151	4.03%	$3,183,463	$32,753	4.04%
Noninterest-earning assets	140,749			134,378			114,779
Total assets	$3,538,428			$3,456,974			$3,298,242

Liabilities and Shareholders' Equity
Deposits
Money market	$857,720	$588	0.27%	$862,607	$600	0.28%	$812,953	$553	0.27%
Interest-bearing demand	671,858	271	0.16%	606,481	241	0.16%	581,622	202	0.14%
Savings	20,059	3	0.06%	19,621	2	0.04%	18,749	3	0.06%
Certificates of deposit
Reciprocal	44,636	21	0.19%	48,257	24	0.20%	34,796	15	0.17%
Under $100	19,986	18	0.36%	20,559	19	0.37%	21,626	21	0.39%
$100 and over	88,214	113	0.51%	86,621	110	0.51%	97,759	124	0.50%
Total interest-bearing deposits	$1,702,473	$1,014	0.24%	$1,644,146	$996	0.24%	$1,567,505	$918	0.23%
Other borrowings
Securities sold under agreements to repurchase	44,985	7	0.06%	57,400	9	0.06%	52,090	8	0.06%
Other short-term borrowings	8,686	17	0.77%	37,084	51	0.54%	84,767	71	0.33%
Long-term debt	131,266	1,853	5.52%	131,245	1,851	5.52%	131,187	1,849	5.52%
Total interest-bearing liabilities	$1,887,410	$2,891	0.60%	$1,869,875	$2,907	0.61%	$1,835,549	$2,846	0.61%
Noninterest-bearing demand accounts	1,318,956			1,265,161			1,171,291
Total deposits and interest-bearing liabilities	3,206,366			3,135,036			3,006,840
Other noninterest-bearing liabilities	31,397			30,965			17,206
Total liabilities	3,237,763			3,166,001			3,024,046
Total equity	300,665			290,973			274,196
Total liabilities and equity	$3,538,428			$3,456,974			$3,298,242
Net interest income - taxable equivalent		$31,985			$31,244			$29,907
Net interest spread			3.42%			3.42%			3.43%
Net interest margin			3.75%			3.74%			3.73%
Ratio of average interest-earning assets to average interest-bearing liabilities	180.02%			177.69%			173.43%

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CoBiz Financial Inc.

December 31, 2016

(unaudited)

	For the year ended December 31,
	2016			2015
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$32,437	$166	0.51%	$24,142	$58	0.24%
Investment securities	483,328	13,412	2.77%	499,219	13,935	2.79%
Loans	2,793,516	121,735	4.36%	2,517,766	112,994	4.49%
Total interest-earning assets	$3,309,281	$135,313	4.09%	$3,041,127	$126,987	4.18%
Noninterest-earning assets	126,422			108,183
Total assets	$3,435,703			$3,149,310

Liabilities and Shareholders' Equity
Deposits
Money market	$842,870	$2,298	0.27%	$758,389	$2,102	0.28%
Interest-bearing demand	604,799	934	0.15%	585,241	789	0.13%
Savings	18,904	10	0.05%	18,015	10	0.06%
Certificates of deposit
Reciprocal	43,728	81	0.19%	45,187	99	0.22%
Under $100	20,684	77	0.37%	22,687	90	0.40%
$100 and over	89,950	454	0.50%	107,608	550	0.51%
Total interest-bearing deposits	$1,620,935	$3,854	0.24%	$1,537,127	$3,640	0.24%
Other borrowings
Securities sold under agreements to repurchase	45,967	28	0.06%	57,280	36	0.06%
Other short-term borrowings	84,841	466	0.55%	62,328	178	0.29%
Long term-debt	131,236	7,383	5.63%	102,884	5,736	5.58%
Total interest-bearing liabilities	$1,882,979	$11,731	0.62%	$1,759,619	$9,590	0.55%
Noninterest-bearing demand accounts	1,239,819			1,077,283
Total deposits and interest-bearing liabilities	3,122,798			2,836,902
Other noninterest-bearing liabilities	25,578			15,228
Total liabilities	3,148,376			2,852,130
Total equity	287,327			297,180
Total liabilities and equity	$3,435,703			$3,149,310
Net interest income - taxable equivalent		$123,582			$117,397
Net interest spread			3.47%			3.63%
Net interest margin			3.73%			3.86%
Ratio of average interest-earning assets to average interest-bearing liabilities	175.75%			172.83%

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CoBiz Financial Inc.

December 31, 2016

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible common equity,  tangible assets and tangible book value per common share.  Shareholders’ equity and total assets have been adjusted to exclude intangible assets.

		At
		December 31,	September 30,	June 30,	March 31,	December 31,
		2016	2016	2016	2016	2015
	Shareholders' equity as reported - GAAP	$302,310	$295,837	$286,052	$277,811	$273,536
	Intangible assets	(1,326)	(1,476)	(1,626)	(1,776)	(1,926)
A	Tangible common equity - non-GAAP	$300,984	$294,361	$284,426	$276,035	$271,610

	Total assets as reported - GAAP	$3,630,313	$3,452,498	$3,457,516	$3,357,000	$3,351,767
	Intangible assets	(1,326)	(1,476)	(1,626)	(1,776)	(1,926)
B	Total tangible assets - non-GAAP	$3,628,987	$3,451,022	$3,455,890	$3,355,224	$3,349,841

C	Common shares outstanding	$41,555	$41,465	$41,433	$41,355	$41,122
A / B	Tangible common equity to tangible assets - non-GAAP	8.29%	8.53%	8.23%	8.23%	8.11%
A / C	Tangible book value per common share - non-GAAP	$7.24	$7.10	$6.86	$6.67	$6.60

The following table includes non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		December 31,	September 30,	June 30,	March 31,	December 31,
	(in thousands)	2016	2016	2016	2016	2015
	Noninterest expense - GAAP	$27,088	$26,043	$26,268	$25,832	$25,717
	Adjusted for:
	Net gain (loss) on securities, other assets and OREO	33	98	(7)	(3)	246
D	Adjusted noninterest expense - non-GAAP	$27,121	$26,141	$26,261	$25,829	$25,963
	Net interest income - GAAP	$29,888	$29,401	$28,533	$28,229	$28,236
E	Noninterest income - GAAP	9,374	9,286	7,812	7,688	7,985
	Operating revenue	39,262	38,687	36,345	35,917	36,221
	Taxable equivalent adjustment	2,097	1,843	1,874	1,717	1,673
F	Operating revenue - taxable equivalent - non-GAAP	$41,359	$40,530	$38,219	$37,634	$37,894
D / F	Efficiency ratio - taxable equivalent - non-GAAP	65.57%	64.50%	68.71%	68.63%	68.51%
E / F	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	22.66%	22.91%	20.44%	20.43%	21.07%

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